EXHIBIT 10(ivv)

July 3, 2007

LOAN AGREEMENT

BETWEEN:	ENWIN RESOURCES, INC., (“Enwin”) or Assignee, as Lender.
Enwin is a public company listed on the OTCBB.

AND:	D2FUSION, INC., (“D2F”) as Borrower. D2F is a private company
Based in California and owned by Solar Energy Limited, (“Solar”).

Enwin has entered into an agreement to acquire 100% of the shares of D2F from Solar as per the Purchase Agreement attached hereto as Schedule ‘A’ to this Loan Agreement.

D2F is in need of working capital pending the Close of the purchase of D2F from Solar by Enwin. Enwin hereby agrees to lend US$500,000.00 to D2F on the following terms and conditions:

1.	Principal Amount of Loan:	$500,000.00 (all monetary figures in U.S. dollars)
2.	Funding Schedule:
(a)	$125,000 was advanced to D2F on April 13, 2007.
(b)	$100,000 was advanced to D2F on June 21, 2007.
(c)	$100,000 to be advanced to D2F on or before July 4, 2007.
(d)	$175,000 balance on or before July 14, 2007.
3.	Term of the Loan:	180 days, or sooner, upon completion of the sale of

D2F to Enwin.

4.	Interest Rate:	6%, compounded annually and accrued.
5.	Security:	A pledge of 100% of the shares of D2F.
6.

Repayment of loan:          It is understood that under the D2F purchase terms, Enwin is required to provide $2Million in working capital to D2F. The $500,000 loan plus interest to be repaid from the $2Million.

7.	Miscellaneous Terms and Conditions:
(a)	Time is of the essence and this Loan Agreement is governed by the Laws of Nevada.
(b)	On full funding of the Loan, Enwin may, at its option, nominate one member to the Board of D2F.
(c)	Should Enwin not complete the purchase of D2F for whatever reason, the Loan to be extended for a further 180 days,
(d)	It is understood that a private placement will be arranged in Enwin on or prior to the Closing of the purchase of D2F and that the name of Enwin is to be changed to D2Fusion Corp., post-Closing.
(e)	Should the full $500,000 not be funded on a timely basis, D2F reserves the right to secure funding elsewhere.

SIGNED:

D2FUSION, INC.,

AGREED:	/s/ Nelson Skalbania
ENWIN RESOUCES INC.,	Director

/s/ Nora Coccaro

Chief Executive Officer